SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 8, 2005

TRUMP ENTERTAINMENT RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13794	13-3818402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP

(Exact name of registrant as specified in its charter)

Delaware	33-90786	13-3818407
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-90786-01	13-3818405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 8, 2005, Trump Entertainment Resorts Holdings, L.P. (“TER Holdings”) entered into an amendment dated as of December 7, 2005 (the “First Amendment”) to the Credit Agreement (the “Credit Agreement”), dated as of May 20, 2005, by and among TER Holdings, as borrower, Trump Entertainment Resorts, Inc. (the “Company”), as general partner and guarantor, the subsidiary guarantors, initial lenders, issuing bank and swing line bank named therein, Morgan Stanley & Co. Incorporated (“Morgan Stanley”), as collateral agent, Morgan Stanley Senior Funding, Inc., as administrative agent, UBS Securities LLC, as syndication agent, Merrill Lynch Capital and Wells Fargo Foothill, Inc., as documentation agents, and Morgan Stanley Senior Funding, Inc. and UBS Securities LLC, as joint lead arrangers and joint book-runners.

The First Amendment amended the Credit Agreement to allow TER Holdings to consummate the sale of all of the shares of Trump Indiana, Inc. (the “Riverboat Sale”) to Majestic Star Casino, LLC (“Majestic Star”) (or a permitted assignee), pursuant to the Stock Purchase Agreement (the “Stock Purchase Agreement”), dated as of November 3, 2005, between TER Holdings and Majestic Star. The Riverboat Sale was previously reported on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2005.

In addition, the First Amendment extended the last date by which TER Holdings may draw the Term B-2 Facility from May 20, 2006 to November 20, 2006. The First Amendment also increased TER Holdings’ ability to make capital expenditures under the Credit Agreement, as well as modifying the first lien leverage ratio and debt leverage ratio that TER Holdings is required to maintain under the Credit Agreement.

The First Amendment is conditioned on the consummation of the Riverboat Sale and TER Holdings’ payment of a fee to the lenders equal to 0.10% of the $500 million aggregate principal amount of commitments under the Credit Agreement, among other terms and conditions. The foregoing description is qualified in its entirety by the First Amendment, the form of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Certain of the lenders under the Credit Agreement or their affiliates may provide commercial or investment banking services to the Company, TER Holdings and their subsidiaries. Morgan Stanley reportedly beneficially owned 5,120,534 shares of the Company’s Common Stock as of December 7, 2005, according to a Form 4 filed with the SEC on such date. Certain other relationships between the Company and Morgan Stanley and UBS Securities LLC are described in the Company’s Current Report on Form 8-K filed with the SEC on May 26, 2005.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The description of the First Amendment included in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
10.1	Form of Amendment No. 1 to Credit Agreement, dated as of December 7, 2005, among Trump Entertainment Resorts Holdings, L.P., the Required Lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent for the Lender Parties.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP ENTERTAINMENT RESORTS, INC.

/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Executive Vice President and Secretary

Dated: December 14, 2005

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Executive Vice President and Secretary

Dated: December 14, 2005

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Executive Vice President and Secretary

Dated: December 14, 2005

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Amendment No. 1 to Credit Agreement, dated as of December 7, 2005, among Trump Entertainment Resorts Holdings, L.P., the Required Lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent for the Lender Parties.

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